Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NuPathe Inc. (the “Registrant”) on Form 10-Q for the quarter ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jane H. Hollingsworth, Chief Executive Officer of the Registrant, and I, Keith A. Goldan, Vice President and Chief Financial Officer of the Registrant, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jane H. Hollingsworth	/s/ Keith A. Goldan
Jane H. Hollingsworth	Keith A Goldan
Chief Executive Officer	Vice President and Chief Financial Officer

Date: May 10, 2012	Date: May 10, 2012